Exhibit 10. 13

FIRST AMENDMENT TO OPTION AGREEMENT

THIS FIRST AMENDMENT TO OPTION AGREEMENT (“First Amendment”) is entered into effective as of the 3rd day of September, 2019 (“First Amendment Effective Date”), by and between Tar Sands Holdings II, LLC, a Utah limited liability company (“Tar Sands”) and Vivakor, Inc., a Nevada corporation (“Vivakor”). Tar Sands and Vivakor may be referred to herein individually as a “Party” and collectively as “Parties”.

RECITALS

A.             Tar Sands and Vivakor entered into that certain Option Agreement dated July 9, 2019 (the “Option Agreement”), by which Tar Sands granted Vivakor an Option to purchase the Property, the Permits, and the Assets, as those terms are defined in the Option Agreement, subject to the terms and conditions contained in the Option Agreement.

B.             The Parties now desire to amend the Option Agreement as provided for herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.              Recitals; Defined Terms. The Recitals above are hereby incorporated herein by reference. Any capitalized term used but not otherwise defined herein shall have the meaning given to such term in the Option Agreement.

2.              Refinery Property. The Option Agreement is hereby amended such that the following sentence shall be inserted directly after the second sentence of Section 10.b. of the Option Agreement:

The Refinery Property is depicted on Exhibit C, attached hereto and incorporated herein by this reference.

3.              Exhibit C. The Parties agree that the attached Exhibit C to this First Amendment, is hereby added and incorporated into the Option Agreement.

4.              Full Force; Conflict. Except as amended and revised by this First Amendment, all terms and conditions in the Option Agreement remain unchanged and in full force and effect. In the event of any conflict between the terms of this First Amendment and the Option Agreement, this First Amendment shall control.

5.              Counterparts. This First Amendment may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same agreement. A copy of this First Amendment executed by the Parties, whether in electronic or paper form and whether transmitted by email, fax, mail, or otherwise, shall have the same effect as an original.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have executed this First Amendment as of the First Amendment Effective Date hereof.

Tar Sands: Tar Sands Holdings II, LLC, a Utah limited liability company By: /s/ Jason Lee Name: Jason Lee Title: Manager By: /s/ Kevin Baugh Name: Kevin Baugh Title: Manager	Vivakor: Vivakor, Inc., a Nevada corporation By: /s/Matthew Nicosia Name: Matthew Nicosia Title: Chief Executive Officer

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EXHIBIT C

REFINERY PROPERTY

See attached.

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